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                                  EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Kung-Chieh Huang, Chief Financial Officer (principal financial officer) of Eupa International Corporation (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended March 31, 2004 of the Registrant (the "Report"):

        (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


        /s/  Kung-Chieh Huang
        ----------------------------
        Name: Kung-Chieh Huang
        Date: May 14, 2004


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